Special Opportunities Fund, Inc. N-CSRS

Exhibit 99.19(A)

Special Opportunities Fund, Inc.

January 30, 2026

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On January 30, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on January 20, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 30, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0256	23.56%	$0.0256	23.56%
Net Realized Short-Term Capital Gains	$0.0105	9.65%	$0.0105	9.65%
Net Realized Long-Term Capital Gains	$0.0000	00.00%	$0.0000	00.00%
Return of Capital	$0.0726	66.79%	$0.0726	66.79%
Total Distribution	$0.1087	100.00%	$0.1087	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2025[2]	10.07%
Current Annualized Distribution Rate (current fiscal year)[3]	7.02%
Current Fiscal Year Cumulative Total Return[4]	11.59%
Cumulative Distribution Rate (current fiscal year)[5]	8.08%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through December 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through December 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

February 27, 2026

19a-1 Notice

Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On February 27, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on February 17, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 27, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0324	29.79%	$0.0494	22.74%
Net Realized Short-Term Capital Gains	$0.0118	10.89%	$0.0220	10.10%
Net Realized Long-Term Capital Gains	$0.0000	00.00%	$0.0000	00.00%
Return of Capital	$0.0645	59.32%	$0.1460	67.16%
Total Distribution	$0.1087	100.00%	$0.2174	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2026[2]	9.19%
Current Annualized Distribution Rate (current fiscal year)[3]	7.85%
Current Fiscal Year Cumulative Total Return[4]	1.47%
Cumulative Distribution Rate (current fiscal year)[5]	0.67%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2026, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2026, through January 31, 2026, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026, through January 31, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

March 31, 2026

19a-1 Notice

Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On February 27, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on February 17, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0608	55.93%	$0.1188	36.43%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0223	6.84%
Net Realized Long-Term Capital Gains	$0.0341	31.37%	$0.0341	10.46%
Return of Capital	$0.0138	12.70%	$0.1509	46.27%
Total Distribution	$0.1087	100.00%	$0.3261	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2026[2]	8.28%
Current Annualized Distribution Rate (current fiscal year)[3]	4.00%
Current Fiscal Year Cumulative Total Return[4]	0.58%
Cumulative Distribution Rate (current fiscal year)[5]	0.65%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 28, 2026, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2026, through February 28, 2026, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026, through February 28, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

April 30, 2026

19a-1 Notice

Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On April 30, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on April 21, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0771	70.93%	$0.1959	45.05%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0223	5.13%
Net Realized Long-Term Capital Gains	$0.0182	16.74%	$0.0523	12.03%
Return of Capital	$0.0134	12.33%	$0.1643	37.79%
Total Distribution	$0.1087	100.00%	$0.4348	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2026[2]	6.92%
Current Annualized Distribution Rate (current fiscal year)[3]	2.89%
Current Fiscal Year Cumulative Total Return[4]	-4.52%
Cumulative Distribution Rate (current fiscal year)[5]	0.71%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2026, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2026, through March 31, 2026, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026, through March 28, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

May 31, 2026

19a-1 Notice

Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On May 29, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on May 19, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 29, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0545	50.14%	$0.2504	46.07%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0223	4.10%
Net Realized Long-Term Capital Gains	$0.0542	49.86%	$0.1065	19.60%
Return of Capital	$0.0000	0.00%	$0.1643	30.23%
Total Distribution	$0.1087	100.00%	$0.5435	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2026[2]	7.35%
Current Annualized Distribution Rate (current fiscal year)[3]	2.06%
Current Fiscal Year Cumulative Total Return[4]	0.92%
Cumulative Distribution Rate (current fiscal year)[5]	0.68%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2026, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2026, through April 30, 2026, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026, through April 30, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

June 30, 2026

19a-1 Notice

Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2025. On June 30, 2026, the monthly distribution under the MDP of $0.1087 per share will be paid to stockholders of record on June 16, 2026.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2026, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2026		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0492	45.26%	$0.2996	45.94%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0223	3.42%
Net Realized Long-Term Capital Gains	$0.0227	20.88%	$0.1292	19.81%
Return of Capital	$0.0368	33.85%	$0.2011	30.83%
Total Distribution	$0.1087	100.00%	$0.6522	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2026[2]	7.01%
Current Annualized Distribution Rate (current fiscal year)[3]	1.65%
Current Fiscal Year Cumulative Total Return[4]	0.99%
Cumulative Distribution Rate (current fiscal year)[5]	0.68%

[1]	The Fund’s current fiscal year began on January 1, 2026

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2026, annualized as a percentage of the Fund’s NAV at the same date.

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2026, through May 31, 2026, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026, through May 31, 2026) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.